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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 30, 2007

                    MetLife Life and Annuity Company of Connecticut
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             (Exact Name of Registrant as Specified in Its Charter)

                                 Connecticut
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                (State or Other Jurisdiction of Incorporation)


                33-58677                                   06-0904249
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        (Commission File Number)               (IRS Employer Identification No.)

  One Cityplace, Hartford, Connecticut                         06103-3415
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(Address of Principal Executive Offices)                   (Zip Code)

                                  860-308-1000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      In connection with registration statements on Form N-4 to be filed by MetLife Life and Annuity Company of Connecticut (the "Company"), the Company is filing its December 31, 2006 consolidated financial statements which have been updated to reflect the addition of a subsequent event footnote.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Not applicable.

    (d) Exhibits.


        99.1 Consolidated financial statements of the Company as of December 31, 2006 and 2005 and for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

                              By: /s/ Gwenn L. Carr
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                              Name: Gwenn L. Carr
                              Title: Senior Vice-President and Secretary

Date: October 31, 2007

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                                 EXHIBIT INDEX
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Exhibit
Number                            Exhibit
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  99.1            Consolidated financial statements of the Company as of
                  December 31, 2006 and 2005 and for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004.